                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-3807
                                   ---------------------------------------------

                        SunAmerica Money Market Funds, Inc
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                Vincent M. Marra
                             Senior Vice President
                     AIG SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6464
                                                   -----------------------------

Date of fiscal year end: December 31
                        --------------------------

Date of reporting period:  December 31, 2006
                         -------------------------

Item 1. Reports to Stockholders

             2006
             Annual
SunAmerica   Report
---------------------

[PHOTO]



                                    [GRAPHIC]



Money Market Funds

        December 31, 2006                                          ANNUAL REPORT

SUNAMERICA MONEY MARKET FUNDS

SunAmerica Money Market Fund (SMAXX)

SunAmerica Municipal Money Market Fund (NMAXX)

                        Table of Contents


          SHAREHOLDERS' LETTER...................................  1
          FUND REVIEWS...........................................  2
          EXPENSE EXAMPLE........................................  4
          STATEMENT OF ASSETS AND LIABILITIES....................  6
          STATEMENT OF OPERATIONS................................  7
          STATEMENT OF CHANGES IN NET ASSETS.....................  8
          FINANCIAL HIGHLIGHTS...................................  9
          PORTFOLIO OF INVESTMENTS............................... 12
          NOTES TO FINANCIAL STATEMENTS.......................... 17
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 24
          APPROVAL OF ADVISORY AGREEMENTS........................ 25
          DIRECTORS AND OFFICERS INFORMATION..................... 29
          SHAREHOLDER TAX INFORMATION............................ 32

        December 31, 2006                                          ANNUAL REPORT


        Shareholders' Letter

Dear Shareholder,

   We are pleased to present you with the annual report for the SunAmerica Money Market Fund and the SunAmerica Municipal Money Market Fund for the period ending December 31, 2006.

   The year began with a new Federal Reserve Chairman who was faced with the challenge of earning his inflation-fighting credentials while maintaining economic growth. Faced with rising energy prices, the Federal Reserve raised the Fed Funds rate from 4.25% to 5.25% in the first half of the year before pausing in August. The key monetary target remained at this level for the duration of the fiscal year. Another important factor facing the bond markets in 2006 was the inversion of the yield curve. The two-year U.S. Treasury note began the year at 4.40% while the 10-year U.S. Treasury bond yielded 4.39%. The annual period ended with the two-year note at 4.81%, 11 basis points higher than the 10-year benchmark.

   Both Funds continue to emphasize strong credit analysis in pursuit of total return. While navigating the interest-rate environment, our managers focused on fundamental analysis to identify credits which offer solid risk/reward characteristics.

   The detailed commentary, written by the Funds' portfolio management team, offers specific insight on the challenges and opportunities the Funds faced in 2006. I urge you to read their remarks.

   We thank you for your continued interest in the SunAmerica Money Market and Municipal Money Market Funds. If you have any questions or require additional information on these funds or other AIG SunAmerica mutual funds, we invite you to visit www.sunamericafunds.com or call our Shareholder Services Department at 1-800-858-8850 x6010.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President and CEO
AIG SunAmerica Asset Management Corp.

--------
Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        SunAmerica Money Market Fund
        FUND REVIEW -- (unaudited)

Andrew Doulos, Portfolio Manager
AIG SunAmerica Asset Management Corp.

   The SunAmerica Money Market Fund, Class A returned 4.22% for the 12-month period ending December 31, 2006, compared to a return of 5.02% for the 30-day CD rate.

   The Federal Open Market Committee raised short-term interest rates by 25 basis points at three meetings this past year. The last 25 basis points increase occurred in June, resulting in the 17th consecutive increase which brought the target rate to 5.25%. Throughout the period, policy makers described monetary policy as balanced, in an effort to contain long-term inflation pressures.

   Sector selection had little impact on the portfolio. Instead value was added through active management of the portfolio's duration. Given our outlook for a pause in the Federal Funds rate, we continued to emphasize longer fixed-rate and floating rate securities while selectively purchasing shorter-dated securities when relative value opportunities were discovered.

   For the first seven months of the fiscal period, up until the Fed's cessation of its tightening cycle in August, the Fund invested in shorter-dated maturities relative to its benchmark providing the maximum risk/return point. Since then, the Fund has been buying longer-dated maturities, when possible, in order to capture more yield, while still maintaining prudent high-quality investments. At the close of the annual period, the portfolio had a seven-day effective yield of 4.57% versus the average one-month CD rate of 5.30%.



--------
Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        SunAmerica Municipal Money Market Fund
        FUND REVIEW -- (unaudited) (continued)

J. Hutchinson Bryan, Portfolio Manager
AIG Global Investment Corp.

   The SunAmerica Municipal Money Market Fund Class A returned 2.69% for the fiscal year ending December 31, 2006.

   Two of the key factors affecting the economy and the stock market in 2006 were consumer spending and inflation. Housing starts and housing sales slowed during the year. During the first half of 2006, rising interest rates and increased commodity prices, particularly in the energy sector, impacted consumers. Early in the year, Federal Reserve Chairman Ben Bernanke appeared to be particularly vigilant with respect to price trends. The Federal Funds target rate was raised from 4.25% to 5.25% in four successive meetings before pausing in August for the remainder of the year. This was partly in an effort to contain inflation. In the second half of 2006, inflation (as measured by the Consumer Price Index) appeared to stabilize, monthly non-farm payroll statistics averaged 160,000 job additions, and crude oil futures began to decline after reaching an all-time high of nearly $78 a barrel. In mid-July, the stock and bond markets simultaneously began a long rally. Finally, growth appeared to slow from its earlier pace and inflation stabilized, leading the market focus on the possibility and timing of cuts to the Federal Funds target rate.

   Market conditions relative to the Fund were primarily the resets of weekly variable rate demand obligations (VRDOs) in relation to longer fixed-coupon note maturities. The proxy for VRDOs is the Bond Market Association (BMA) Index,* and, as taxable rates rose in the first half of the year, the BMA Index followed suit, especially during the cyclically weak tax season months. The Fund's performance benefited from yield increases during April and May because VRDOs traded at a yield greater than longer fixed-coupon note structures. The Fund saw continued volatility in the BMA Index during the summer months, which is typically a better-performing period. The index continued to fluctuate within a 30 to 40 basis points range, occasionally yielding more than six- and 12-month note structures. Consequently, our purchases of note structures in these months did not provide much added value to the Fund.

   With respect to VRDOs, the Fund's holdings were weighted toward sectors that reset at a greater spread to BMA such as health care, industrial revenue, utility and other revenue sectors, while still maintaining diversity requirements. In addition, fixed-coupon note structures were concentrated in well-regarded, liquid names from large issuers backed by strong revenue or general obligation pledges, which tend to trade at a premium to smaller, less-liquid issuers in the secondary market.


--------
Past performance is no guarantee of future results.

*The Bond Market Association Municipal Swap (BMA) Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) from MMD's extensive database. Indices are not managed and an investor cannot invest directly into an index.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        SunAmerica Money Market Funds
        EXPENSE EXAMPLE -- December 31, 2006 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Money Market Funds, Inc. (the "Corporation"), you may incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2006 and held until December 31, 2006.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2006" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2006" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2006" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus and/or your retirement plan documents for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2006" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I, the "Expenses Paid During the Six Months Ended December 31, 2006" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended December 31, 2006" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' prospectus and/or your retirement plan documents for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2006" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund's prospectus and/or qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Money Market Funds
        EXPENSE EXAMPLE -- December 31, 2006 -- (unaudited) (continued)

                                                  Actual                                           Hypothetical
                            --------------------------------------------------- ---------------------------------
                                                 Ending                                          Ending Account
                                              Account Value     Expenses Paid                      Value using
                               Beginning      Using Actual       During the        Beginning    a Hypothetical 5%
                             Account Value     Returns at     Six Months Ended   Account Value  Assumed Return at
                            at July 1, 2006 December 31, 2006 December 31, 2006 at July 1, 2006 December 31, 2006
                            --------------- ----------------- ----------------- --------------- -----------------
Money Market Fund
   Class A.................    $1,000.00        $1,022.52           $4.54          $1,000.00        $1,020.72
   Class B.................    $1,000.00        $1,018.02           $8.95          $1,000.00        $1,016.33
   Class C ................    $1,000.00        $1,018.08           $8.85          $1,000.00        $1,016.43
   Class I#................    $1,000.00        $1,022.97           $4.08          $1,000.00        $1,021.17
Municipal Money Market Fund
   Class A#................    $1,000.00        $1,014.10           $3.96          $1,000.00        $1,021.27
   Class B#................    $1,000.00        $1,009.41           $8.56          $1,000.00        $1,016.69
   Class C#................    $1,000.00        $1,009.40           $8.41          $1,000.00        $1,016.84

                            ------------------
                                                Expense
                              Expenses Paid      Ratio
                               During the        as of
                            Six Months Ended  December 31,
                            December 31, 2006    2006*
                            ----------------- ------------
Money Market Fund
   Class A.................       $4.53           0.89%
   Class B.................       $8.94           1.76%
   Class C ................       $8.84           1.74%
   Class I#................       $4.08           0.80%
Municipal Money Market Fund
   Class A#................       $3.97           0.78%
   Class B#................       $8.59           1.69%
   Class C#................       $8.44           1.66%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus and/or your qualified retirement plan document for more information.
# During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2006" and the "Expense Ratios" would have been higher.

-

        SunAmerica Money Market Funds
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2006

                                                                    Money Market  Municipal Money
                                                                        Fund        Market Fund
                                                                   -------------- ---------------
ASSETS:
Short-term investment securities, at value* (unaffiliated)........ $1,692,762,580  $  98,834,357
Repurchase agreements (cost equals market value)..................     69,465,000             --
                                                                   --------------  -------------
  Total Investments............................................... $1,762,227,580  $  98,834,357
                                                                   --------------  -------------

Cash..............................................................         43,004      2,521,643
Receivable for:
  Fund shares sold................................................        115,486
  Dividends and interest..........................................      5,823,342        510,896
Prepaid expenses and other assets.................................         12,648            976
Due from investment adviser for expense reimbursements/fee waivers            528          2,554
                                                                   --------------  -------------
  Total Assets....................................................  1,768,222,588    101,870,426
                                                                   --------------  -------------
LIABILITIES:
Payable for:
  Fund shares redeemed............................................        244,656          1,531
  Investment advisory and management fees.........................        670,723         31,075
  Distribution and service maintenance fees.......................        239,214         13,749
  Transfer agent fees and expenses................................        371,482         21,123
  Dividends payable...............................................        100,327          2,299
  Directors' fees and expenses....................................        241,651          6,718
  Other accrued expenses..........................................        310,779         40,990
                                                                   --------------  -------------
  Total Liabilities...............................................      2,178,832        117,485
                                                                   --------------  -------------
   Net Assets..................................................... $1,766,043,756  $ 101,752,941
                                                                   ==============  =============
NET ASSETS REPRESENTED BY:
Common stock, $.001 par value (10 billion shares authorized)...... $    1,766,052  $     101,753
Paid-in capital...................................................  1,764,191,453    101,650,608
                                                                   --------------  -------------
                                                                    1,765,957,505    101,752,361
Accumulated undistributed net investment income (loss)............         86,251            580
                                                                   --------------  -------------
   Net assets..................................................... $1,766,043,756  $ 101,752,941
                                                                   ==============  =============
Class A:
Net assets........................................................ $1,711,782,556  $ 101,083,311
Shares outstanding................................................  1,711,787,291    101,082,605
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $         1.00  $        1.00
                                                                   ==============  =============
Class B:
Net assets........................................................ $   23,805,871  $     535,564
Shares outstanding................................................     23,806,600        535,504
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $         1.00  $        1.00
                                                                   ==============  =============
Class C:
Net assets........................................................ $   12,398,571  $     134,066
Shares outstanding................................................     12,399,554        134,078
Net asset value and redemption price per share
 (excluding any applicable contingent deferred sales charge)...... $         1.00  $        1.00
                                                                   ==============  =============
Class I:
Net assets........................................................ $   18,056,758  $          --
Shares outstanding................................................     18,059,038             --
Net asset value and redemption price per share.................... $         1.00  $          --
                                                                   ==============  =============

*Amortized cost of short-term investment securities (unaffiliated) $1,692,762,580  $  98,834,357
                                                                   ==============  =============

See Notes to Financial Statements

        SunAmerica Money Market Funds
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2006

                                                                                        Money Market Municipal Money
                                                                                            Fund       Market Fund
                                                                                        ------------ ---------------
INVESTMENT INCOME:
Interest (unaffiliated)................................................................ $83,991,891    $3,405,991
Dividends (unaffiliated)...............................................................          --         2,886
                                                                                        -----------    ----------
   Total investment income.............................................................  83,991,891     3,408,877
                                                                                        -----------    ----------
EXPENSES:
Investment advisory and management fees................................................   7,722,938       345,413
Distribution and service maintenance fees
  Class A..............................................................................   2,407,320       146,413
  Class B..............................................................................     260,094         5,115
  Class C..............................................................................     167,310         4,614
Transfer agent fees and expenses
  Class A..............................................................................   3,608,555       217,299
  Class B..............................................................................      87,501         2,776
  Class C..............................................................................      50,192         1,405
  Class I..............................................................................      41,677            --
Registration fees
  Class A..............................................................................      38,651        20,525
  Class B..............................................................................      12,184        11,718
  Class C..............................................................................      11,644        11,390
  Class I..............................................................................      11,746            --
Custodian and accounting fees..........................................................     316,710        27,690
Reports to shareholders................................................................     344,342         7,552
Audit and tax fees.....................................................................      18,033        18,034
Legal fees.............................................................................      32,490         4,651
Directors' fees and expenses...........................................................      99,896         5,272
Other expenses.........................................................................      29,435         1,444
                                                                                        -----------    ----------
   Total expenses before fee waivers, expense reimbursements and custody credits.......  15,260,718       831,311
   Fees waived and expenses reimbursed by investment adviser and distributor (Note 3)..      (7,773)      (26,774)
   Custody credits earned on cash balances.............................................     (15,780)      (28,871)
                                                                                        -----------    ----------
   Net expenses........................................................................  15,237,165       775,666
                                                                                        -----------    ----------
Net investment income (loss)...........................................................  68,754,726     2,633,211
                                                                                        -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................ $68,754,726    $2,633,211
                                                                                        ===========    ==========

See Notes to Financial Statements

        SunAmerica Money Market Funds
        STATEMENT OF CHANGES IN NET ASSETS


                                                                                                Money Market Fund
                                                                                         ------------------------------
                                                                                          For the year    For the year
                                                                                             ended           ended
                                                                                          December 31,    December 31,
                                                                                              2006            2005
                                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).......................................................... $   68,754,726  $   39,505,841
                                                                                         --------------  --------------
Net increase (decrease) in net assets resulting from operations......................... $   68,754,726  $   39,505,841

Distributions to shareholders from:
  Net investment income (Class A).......................................................    (66,523,360)    (38,360,984)
  Net investment income (Class B).......................................................       (942,063)       (535,077)
  Net investment income (Class C).......................................................       (615,060)       (303,588)
  Net investment income (Class I).......................................................       (675,707)       (317,343)
                                                                                         --------------  --------------
Total distributions to shareholders.....................................................    (68,756,190)    (39,516,992)
                                                                                         --------------  --------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)    119,460,172     (55,074,247)
                                                                                         --------------  --------------
Total increase (decrease) in net assets.................................................    119,458,708     (55,085,398)
                                                                                         --------------  --------------
NET ASSETS:
Beginning of year.......................................................................  1,646,585,048   1,701,670,446
                                                                                         --------------  --------------
End of year*............................................................................ $1,766,043,756  $1,646,585,048
                                                                                         ==============  ==============
*Includes accumulated undistributed net investment income (loss)........................ $       86,251  $       87,715
                                                                                         ==============  ==============

                                                                                         Municipal Money Market Fund
                                                                                         --------------------------
                                                                                         For the year  For the year
                                                                                            ended         ended
                                                                                         December 31,  December 31,
                                                                                             2006          2005
                                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss).......................................................... $  2,633,211  $  1,428,607
                                                                                         ------------  ------------
Net increase (decrease) in net assets resulting from operations......................... $  2,633,211  $  1,428,607

Distributions to shareholders from:
  Net investment income (Class A).......................................................   (2,614,881)   (1,413,877)
  Net investment income (Class B).......................................................      (10,057)       (4,110)
  Net investment income (Class C).......................................................       (8,273)      (10,621)
  Net investment income (Class I).......................................................           --            --
                                                                                         ------------  ------------
Total distributions to shareholders.....................................................   (2,633,211)   (1,428,608)
                                                                                         ------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)   14,852,635   (11,193,701)
                                                                                         ------------  ------------
Total increase (decrease) in net assets.................................................   14,852,635   (11,193,702)
                                                                                         ------------  ------------
NET ASSETS:
Beginning of year.......................................................................   86,900,306    98,094,008
                                                                                         ------------  ------------
End of year*............................................................................ $101,752,941  $ 86,900,306
                                                                                         ============  ============
*Includes accumulated undistributed net investment income (loss)........................ $        580  $        580
                                                                                         ============  ============

See Notes to Financial Statements

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS

                                        MONEY MARKET FUND
                                        -----------------
                Net                           Net                                     Ratio of net
               Asset              Dividends  Asset             Net Assets  Ratio of    investment
               Value      Net      from net  Value               end of    expenses    income to
             beginning investment investment end of   Total      period   to average    average
Period Ended of period income(1)    income   period Return(2)   (000's)   net assets   net assets
------------ --------- ---------- ---------- ------ ---------  ---------- ----------  ------------
                                             Class A
-
  12/31/02    $1.000     $0.010    $(0.010)  $1.000   1.04%(4) $1,751,812    0.90%        0.99%
  12/31/03     1.000      0.003     (0.003)   1.000   0.32      1,644,603    0.88         0.32
  12/31/04     1.000      0.005     (0.005)   1.000   0.50      1,630,353    0.90         0.49
  12/31/05     1.000      0.024     (0.024)   1.000   2.38      1,587,641    0.89         2.35
  12/31/06     1.000      0.041     (0.041)   1.000   4.22      1,711,783    0.89         4.14
                                             Class B
-
  12/31/02    $1.000     $0.003    $(0.003)  $1.000   0.28%(4) $   64,815    1.64%(3)     0.26%(3)
  12/31/03     1.000      0.000      0.000    1.000   0.03         44,529    1.18(3)      0.03(3)
  12/31/04     1.000      0.001     (0.001)   1.000   0.07         42,437    1.32(3)      0.06(3)
  12/31/05     1.000      0.015     (0.015)   1.000   1.52         31,738    1.74         1.46
  12/31/06     1.000      0.033     (0.033)   1.000   3.32         23,806    1.76         3.26
                                             Class C+
-
  12/31/02    $1.000     $0.003    $(0.003)  $1.000   0.27%(4) $   30,285    1.66%(3)     0.26%(3)
  12/31/03     1.000      0.000      0.000    1.000   0.03         20,290    1.18(3)      0.03(3)
  12/31/04     1.000      0.001     (0.001)   1.000   0.07         16,985    1.33(3)      0.06(3)
  12/31/05     1.000      0.015     (0.015)   1.000   1.54         13,497    1.71         1.59
  12/31/06     1.000      0.033     (0.033)   1.000   3.33         12,399    1.74         3.31
                                             Class I
-
  12/31/02    $1.000     $0.011    $(0.011)  $1.000   1.13%(4) $    9,195    0.80%(3)     1.12%(3)
  12/31/03     1.000      0.004     (0.004)   1.000   0.43          9,636    0.77(3)      0.43(3)
  12/31/04     1.000      0.006     (0.006)   1.000   0.58         11,895    0.80(3)      0.59(3)
  12/31/05     1.000      0.025     (0.025)   1.000   2.49         13,708    0.80(3)      2.49(3)
  12/31/06     1.000      0.042     (0.042)   1.000   4.31         18,057    0.80(3)      4.26(3)

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense reimbursements/waivers (based on average net assets):

                      12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
                      -------- -------- -------- -------- --------
             Class B.   0.04%    0.51%    0.39%     -- %     -- %
             Class C+   0.04     0.53     0.39       --       --
             Class I.   0.14     0.02     0.09     0.05     0.05

(4)The total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.
+ Effective February 23, 2004, Class II shares were redesignated as Class C shares.

See Notes to Financial Statements

        SunAmerica Money Market Funds
        FINANCIAL HIGHLIGHTS -- (continued)

                                 MUNICIPAL MONEY MARKET FUND
                                 ---------------------------
            Net                           Net               Net                  Ratio of net
           Asset              Dividends  Asset            Assets     Ratio of     investment
           Value      Net      from net  Value            end of     expenses      income to
 Period  beginning investment investment end of   Total   period    to average      average
 Ended   of period income(1)    income   period Return(2) (000's)  net assets(3) net assets(3)
-------- --------- ---------- ---------- ------ --------- -------- ------------- -------------
                                           Class A
-
12/31/02  $1.000     $0.009    $(0.009)  $1.000   0.92%   $ 88,050     0.78%         0.71%
12/31/03   1.000      0.003     (0.003)   1.000   0.28     113,802     0.81          0.28
12/31/04   1.000      0.004     (0.004)   1.000   0.36      97,374     0.87          0.35
12/31/05   1.000      0.016     (0.016)   1.000   1.62      84,817     0.81          1.58
12/31/06   1.000      0.027     (0.027)   1.000   2.69     101,083     0.78          2.68
                                           Class B
-
12/31/02   1.000      0.002     (0.002)   1.000   0.24       3,714     1.39          0.16
12/31/03   1.000      0.001     (0.001)   1.000   0.10       3,168     0.98          0.11
12/31/04   1.000      0.001     (0.001)   1.000   0.10         497     1.02          0.10
12/31/05   1.000      0.008     (0.008)   1.000   0.81         520     1.62          0.80
12/31/06   1.000      0.018     (0.018)   1.000   1.77         536     1.69          1.77
                                           Class C+
-
12/31/02   1.000      0.002     (0.002)   1.000   0.24         170     1.39          0.19
12/31/03   1.000      0.001     (0.001)   1.000   0.10         258     1.00          0.11
12/31/04   1.000      0.001     (0.001)   1.000   0.10         223     1.18          0.10
12/31/05   1.000      0.008     (0.008)   1.000   0.82       1,563     1.59          1.02
12/31/06   1.000      0.018     (0.018)   1.000   1.77         134     1.66          1.61

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)Net of the following expense reimbursements/waivers (based on average net assets):

                      12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
                      -------- -------- -------- -------- --------
             Class A.   0.20%    0.03%    0.00%    0.04%    0.00%
             Class B.   1.25     1.03     0.87     1.44     2.15
             Class C+   9.68     7.45     4.20     0.47     2.14

+ Effective February 23, 2004, Class II shares were redesignated as Class C shares

See Notes to Financial Statements

        SunAmerica Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2006 -- (unaudited)

                    Industry Allocation*
                    Asset Backed/Securities.......... 15.4%
                    Asset Backed/Receivables......... 14.7
                    Finance.......................... 12.7
                    Foreign Bank..................... 10.3
                    Money Center Banks...............  9.8
                    Asset Backed/Multi-Asset.........  9.6
                    Diversified Financial Services...  6.7
                    Finance-Investment Bank/Brokerage  5.5
                    Commercial Banks.................  4.9
                    Regional Bank....................  4.6
                    Asset Backed/Finance.............  2.1
                    Investment Bank/Brokerage........  1.3
                    Sovereign Agency.................  1.2
                    Municipalities...................  0.6
                    Asset Backed/Loans...............  0.4
                                                      ----
                                                      99.8%
                                                      ====

                    Weighted average days to maturity 42.1

                      Credit Quality Allocation @#
                      A-1.........................  96.1%
                      Not rated...................   3.9
                                                   -----
                                                   100.0%
                                                   =====

--------
*  Calculated as a percentage of net assets.
@  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2006

                                                 Principal     Value
                 Security Description             Amount      (Note 2)
       SHORT-TERM INVESTMENT SECURITIES -- 95.9%
       ASSET-BACKED COMMERCIAL PAPER -- 44.5%
       Amstel Funding Corp
        5.23% due 03/29/07*.................... $20,000,000 $ 19,927,361
         5.24% due 03/29/07*...................  25,000,000   24,683,417
       Atlantis One Funding Corp
        5.24% due 02/20/07*....................  18,000,000   17,869,000
         5.32% due 01/04/07*...................   1,000,000      999,557
       Cancara Asset Securitisation, Ltd.
        5.24% due 01/05/07*....................  33,605,000   33,585,453
         5.27% due 01/16/07*+..................  25,000,000   25,000,000
       Chariot Funding LLC
        5.36% due 01/05/07*....................  10,475,000   10,468,762
       Cheyne Finance LLC
        5.32% due 03/06/07+....................  37,000,000   36,996,867
       CRC Funding LLC
        5.26% due 01/23/07*....................  25,000,000   24,919,639
       Edison Asset Securitization LLC
        5.17% due 04/03/07*....................  16,000,000   15,788,604
       Falcon Asset Securitization LLC
        5.29% due 01/29/07*....................  25,000,000   24,897,139
         5.31% due 01/11/07*...................  25,000,000   24,963,125
       Fountain Square Commercial Funding Corp.
        5.23% due 01/08/07*....................   3,160,000    3,156,743
         5.25% due 01/18/07*...................   4,200,000    4,189,587
       Galaxy Funding, Inc.
        5.25% due 03/02/07*....................  25,000,000   24,781,250
       Giro Funding US Corp.
        5.26% due 02/08/07*....................  24,000,000   23,866,747
         5.32% due 01/26/07*...................  27,000,000   26,900,250
       Greyhawk Funding LLC
        5.25% due 02/06/07*....................  22,000,000   21,884,500
         5.26% due 01/16/07*...................  25,447,000   25,391,229
       Kitty Hawk Funding Corp.
         5.26% due 01/29/07*...................  30,000,000   29,877,383
         5.32% due 01/25/07*...................  30,000,000   29,893,600
       Old Line Funding, LLC
         5.32% due 01/04/07*...................  36,653,000   36,636,750
         5.35% due 01/05/07*...................  31,740,000   31,721,132
       Park Avenue Receivable Co., Ltd.
        5.31% due 01/11/07*....................  25,000,000   24,963,125
         5.33% due 01/04/07*...................  25,000,000   24,988,896
       Sedna Finance, Inc.
        5.25% due 02/01/07*....................  16,000,000   15,815,667
       Surrey Funding Corp.
        5.26% due 01/31/07*....................  31,000,000   30,864,117
       Sydney Capital Corp.
        5.26% due 01/25/07*....................  13,000,000   12,954,413
       Thames Asset Global Securitization, Inc.
        5.24% due 01/22/07*....................  22,000,000   21,932,753
         5.35% due 01/04/07....................   1,907,000    1,906,150
         5.35% due 01/16/07....................  38,000,000   37,915,291
       White Pine Finance LLC
        5.28% due 01/22/07*....................  30,556,000   30,461,888
         5.28% due 01/23/07*...................  42,874,000   42,735,791
       Windmill Funding Corp.
        5.23% due 03/20/07*....................  23,000,000   22,739,372
                                                            ------------
       Total Asset-Backed Commercial Paper
         (amortized cost $785,675,558).........              785,675,558
                                                            ------------

                                             Principal     Value
                Security Description          Amount      (Note 2)
           --------------------------------------------------------
           CERTIFICATES OF DEPOSIT -- 16.6%
           ABN AMRO Bank NV
            5.44% due 02/12/07+............ $10,000,000 $ 10,004,017
           Barclays Bank PLC
            5.31% due 04/19/07.............     200,000      199,900
           BNP Paribas
            5.30% due 02/28/07+............  24,000,000   24,000,000
           Citibank NY
            5.30% due 03/08/07+............  24,000,000   24,000,000
             5.32% due 01/26/07............  24,000,000   24,000,000
           First Tennessee Bank NA
            5.32% due 03/20/07.............  23,000,000   23,000,000
           HBOS Treasury Services
            5.22% due 04/03/07.............     200,000      199,864
           Lloyds TSB Bank PLC
            5.31% due 01/31/07.............  22,000,000   22,000,091
             5.35% due 04/25/07............  36,000,000   36,000,000
           Nordea Bank Finland PLC
            5.30% due 03/30/07+............  24,000,000   24,000,000
           Societe Generale
            5.27% due 01/02/07+*...........  10,000,000   10,000,534
             5.29% due 01/22/07+*..........  20,000,000   19,997,855
           Svenska Handelsbanken, Inc.
            5.06% due 02/20/07+............  23,000,000   22,985,253
             5.65% due 07/20/07............  29,000,000   29,025,573
           UBS AG
            5.32% due 01/29/07+............  24,000,000   24,000,000
                                                        ------------
           Total Certificates of Deposit
             (amortized cost $293,413,087).              293,413,087
                                                        ------------
           COMMERCIAL PAPER -- 18.9%
           Bank of America Corp.
            5.20% due 03/21/07.............  40,000,000   39,543,468
           Bear Stearns Cos., Inc.
            5.25% due 01/09/07*............  23,000,000   22,973,167
           Dorada Finance, Inc.
            5.24% due 01/23/07.............  23,000,000   22,926,349
           General Electric Capital Corp.
            5.25% due 01/16/07*............  27,000,000   26,940,938
           HSBC Bank USA, Inc.
            5.43% due 03/21/07+............  16,000,000   16,014,981
           Morgan Stanley Dean Witter Co.
            5.30% due 01/10/07+*...........  37,000,000   37,000,000
           Rabobank Nederland
            5.30% due 03/30/07.............  24,000,000   24,000,000
           Rabobank USA Financial Corp.
            5.28% due 03/30/07+............  43,000,000   42,993,693
           Royal Bank of Canada
            5.04% due 02/28/07.............     400,000      399,738
             5.23% due 02/28/07............  24,000,000   23,874,600
           State Street Boston Corp.
            5.27% due 01/04/07*............  33,000,000   32,985,507
           Svenska Handelsbank, Inc.
            4.90% due 02/08/07.............  19,000,000   19,000,000
           UBS Americas, Inc.
            5.28% due 01/02/07*............  24,000,000   23,996,480
                                                        ------------
           Total Commercial Paper
             (amortized cost $332,648,921).              332,648,921
                                                        ------------

        SunAmerica Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2006 -- (continued)

                                               Principal      Value
                Security Description            Amount       (Note 2)
       MEDIUM TERM NOTES -- 14.0%
       Barclays Bank PLC
        5.41% due 11/02/07................... $27,000,000 $   27,000,000
       Beta Finance, Inc.
        5.36% due 01/16/07+..................  36,000,000     36,008,579
       HBOS PLC
        3.13% due 01/12/07...................  25,000,000     24,982,624
       Merrill Lynch & Co., Inc.
        5.32% due 01/16/07+*.................  39,000,000     39,000,143
         5.36% due 01/16/07+*................  21,000,000     21,000,000
       Sedna Finance, Inc.
        5.31% due 02/01/07*+.................  19,000,000     18,999,919
       Sigma Finance, Inc.
        5.31% due 01/16/07+*.................  25,000,000     24,999,802
         5.32% due 03/19/07+.................  37,000,000     36,998,682
       Wells Fargo & Co.
        5.34% due 01/03/07+*.................  19,000,000     19,000,000
                                                          --------------
       Total Medium Term Notes
         (amortized cost $247,989,749).......                247,989,749
                                                          --------------
       TAXABLE MUNICIPAL MEDIUM TERM NOTES -- 0.6%
       Illinois Student Assistance Commission
        (LOC-Bank of America)
        5.37% due 01/03/07+
        (amortized cost $10,000,000).........  10,000,000     10,000,000
                                                          --------------
       U.S. GOVERNMENT AGENCIES -- 1.3%
       Agency for International Development
        Panama
        5.75% due 02/12/07+..................   2,338,614      2,345,265
       Federal Home Loan Bank
        5.30% due 10/16/07...................  20,690,000     20,690,000
                                                          --------------
       Total U.S. Government Agencies
         (amortized cost $23,035,265)........                 23,035,265
                                                          --------------
       Total Short-Term Investment Securities -- 95.9%
         (amortized cost $1,692,762,580).....              1,692,762,580
                                                          --------------

                                             Principal       Value
               Security Description           Amount        (Note 2)
        --------------------------------------------------------------
        REPURCHASE AGREEMENTS -- 3.9%
        UBS Securities, LLC
         Joint Repurchase Agreement(1)..... $69,465,000  $   69,465,000
                                                         --------------
        TOTAL INVESTMENTS
          (amortized cost $1,762,227,580)#.        99.8%  1,762,227,580
        Other assets less liabilities......         0.2       3,816,176
                                            -----------  --------------
        NET ASSETS.........................       100.0% $1,766,043,756
                                            ===========  ==============

--------
* Securities exempt from registration under Rule 144A of securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no rights to demand registration of these securities. At December 31, 2006, the aggregate value of these securities was $986,751,676, representing 55.0% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
# At December 31, 2006, the cost of securities for federal income tax purposes was the same for book purposes.
+ Variable rate security - the rate reflected is as of December 31, 2006; maturity date reflects next reset date.
(1)  See Note 2 for details of Joint Repurchase Agreement
LOC --Letter of credit

See Notes to Financial Statements

        SunAmerica Municipal Money Market Fund
        PORTFOLIO PROFILE -- December 31, 2006 -- (unaudited)

                    State Allocation*
                    North Carolina................... 15.6%
                    Michigan.........................  7.6
                    Ohio.............................  5.8
                    Illinois.........................  5.7
                    New York.........................  5.5
                    Texas............................  5.2
                    Kentucky.........................  5.0
                    Florida..........................  4.7
                    Wyoming..........................  4.5
                    Arizona..........................  4.4
                    Pennsylvania.....................  4.0
                    Missouri.........................  3.7
                    Wisconsin........................  3.7
                    New Mexico.......................  3.6
                    Alabama..........................  3.0
                    North Dakota.....................  2.8
                    Washington.......................  2.7
                    Colorado.........................  2.1
                    Kansas...........................  1.7
                    Georgia..........................  1.6
                    Iowa.............................  1.4
                    Indiana..........................  1.1
                    South Carolina...................  0.8
                    Tennessee........................  0.8
                    Registered Investment Companies..  0.1
                                                      ----
                                                      97.1%
                                                      ====

                    Weighted average days to maturity 20.1

                               Credit Quality Allocation @#
                               A-1.............  72.4%
                               Not Rated+......  20.5%
                               SP-1............   7.1%
                                                  -----
                                                100.0%
                                                  =====

--------
*  Calculate as a percentage of net assets.
@  Source: Standard and Poors
#  Calculated as a percentage of total debt issues.
+ Represents debt issues that have either no rating, or the rating is unavailable from the data source.

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2006


                                                     Principal    Value
                  Security Description                Amount     (Note 2)
     SHORT-TERM INVESTMENT SECURITIES -- 97.1%
     Alabama -- 3.0%
     Stevenson Alabama Industrial Development Board
      Environmental Improvement Revenue
      (LOC -- JPMorgan Chase Bank)
      4.00% due 01/03/07+                            $3,000,000 $3,000,000
     Arizona -- 4.4%
     Arizona Health Facilities Authority
      3.84% due 01/03/07+                             2,200,000  2,200,000
     Maricopa County, Arizona Industrial Development
      Authority Multi Family Housing Revenue
      Series A
      (LOC -- Wells Fargo Bank N.A.)
      4.01% due 01/04/07+                             1,510,000  1,510,000
     Maricopa County, Arizona Industrial Development
      Authority
      (LOC -- Harris Trust & Savings Bank)
      3.97% due 01/04/07+                               790,000    790,000
                                                                ----------
                                                                 4,500,000
                                                                ----------
     Colorado -- 2.1%
     Colorado Springs, Colorado Revenue
      (LOC -- Wells Fargo Bank N.A.)
      4.01% due 01/04/07+                             1,345,000  1,345,000
     Durango, Colorado Revenue
      (LOC -- Wells Fargo Bank N.A.)
      4.01% due 01/04/07+                               750,000    750,000
                                                                ----------
                                                                 2,095,000
                                                                ----------
     Florida -- 4.7%
     County of Miami-Dade Florida
      3.89% due 01/03/07+                             4,800,000  4,800,000
                                                                ----------
     Georgia -- 1.6%
     Fulton County, Georgia Development Authority
      Revenue
      (LOC -- Wachovia Bank N.A.)
      3.92% due 01/04/07+                             1,600,000  1,600,000
                                                                ----------
     Illinois -- 5.7%
     Chicago Board of Education
      Series C
      3.90% due 01/04/07+                               180,000    180,000
     Chicago Illinois O'Hare International Airport
      Revenue Class B
      (LOC -- Societe Generale)
      3.95% due 01/03/07+                               845,000    845,000
     Chicago, Illinois Water Revenue
      (LOC -- Bank One N.A.)
      3.93% due 01/03/07+                               500,000    500,000
     Illinois Health Facilities Authority Revenue,
      Series B
      3.95% due 01/04/07+                             2,700,000  2,700,000
     Warren County Illinois Revenue
      (LOC -- Well Fargo Bank N.A.)
      4.01% due 01/04/07+                             1,555,000  1,555,000
                                                                ----------
                                                                 5,780,000
                                                                ----------
     Indiana -- 1.1%
     Marion, Indiana Economic Development Revenue
      (LOC -- Bank of America N.A.)
      3.90% due 01/03/07+                             1,105,000  1,105,000
                                                                ----------
     Iowa -- 1.4%
     Iowa Higher Education Loan Authority Revenue
      American Institute Project
      (LOC -- Well Fargo Bank N.A.)
      4.01% due 01/04/07+...........................    100,000    100,000

                                                      Principal    Value
                  Security Description                 Amount     (Note 2)
    Iowa (continued)
    Iowa Finance Authority
     Series F
     3.98% due 01/04/07+............................. $1,100,000 $1,100,000
    Storm Lake, Iowa Higher Education Facilities
     Revenue
     4.06% due 01/04/07+.............................    170,000    170,000
                                                                 ----------
                                                                  1,370,000
                                                                 ----------
    Kansas -- 1.7%
    Shawnee, Kansas, Industrial Revenue,
     Series B
     (LOC -- JPMorgan Chase Bank)
     3.90% due 01/02/07+.............................  1,725,000  1,725,000
                                                                 ----------
    Kentucky -- 5.0%
    Breckinridge County, Kentucky Lease Program
     Revenue
     (LOC -- U.S. Bank N.A.)
     3.90% due 01/03/07+.............................  3,425,000  3,425,000
    Breckinridge County, Kentucky, Breckinridge Lease
     (LOC -- U.S. Bank N.A.)
     3.90% due 01/03/07+.............................  1,270,000  1,270,000
    Kentucky Economic Development Finance
     Authority Hospital Facilities Rev.
     Series C
     3.89% due 01/03/07+.............................    400,000    400,000
                                                                 ----------
                                                                  5,095,000
                                                                 ----------
    Michigan -- 7.6%
    Detroit Michigan Sewage Disposal Revenue
     Series C-1
     3.93% due 01/04/07+.............................  1,175,000  1,175,000
    Holt Michigan Public Schools
     3.93% due 01/04/07+.............................  4,000,000  4,000,000
    Michigan Municipal Bond Authority Revenue
     Series B2
     (LOC -- Bank of Novia Scotia)
     4.50% due 08/20/07..............................  2,500,000  2,512,510
                                                                 ----------
                                                                  7,687,510
                                                                 ----------
    Missouri -- 3.7%
    Missouri Higher Education Loan
     Series B
     3.94% due 01/03/07+.............................  1,800,000  1,800,000
    Missouri Higher Education Loan Authority
     Series C
     3.94% due 01/04/07+.............................  2,000,000  2,000,000
                                                                 ----------
                                                                  3,800,000
                                                                 ----------
    New Mexico -- 3.6%
    Albuquerque, New Mexico Educational Facilities
     3.95% due 01/03/07+.............................  3,700,000  3,700,000
                                                                 ----------
    New York -- 5.5%
    Metropolitan Transportation Authority
     Series G
     4.00% due 01/02/07+.............................    200,000    200,000
    Metropolitan Transportation Authority,
     Series G2,
     (LOC -- BNP Paribas)
     3.86% due 01/04/07+.............................    400,000    400,000
    New York, New York
     Sub. Series F-4
     (LOC -- Royal Bank of Scotland)
     3.85% due 01/04/07+.............................    500,000    500,000
    New York City Municipal Water Finance Authority
     Series C
     3.97% due 01/02/07+.............................    900,000    900,000

        SunAmerica Municipal Money Market Fund
        PORTFOLIO OF INVESTMENTS -- December 31, 2006 -- (continued)


                                                     Principal    Value
                  Security Description                Amount     (Note 2)
     SHORT-TERM INVESTMENT SECURITIES (continued)
     New York (continued)
     New York City Municipal Water Finance Authority
      Series F, Subseries F2
      3.97% due 01/02/07+........................... $1,640,000 $ 1,640,000
     New York City Municipal Water Finance Authority
      Series G
      3.92% due 01/02/07+...........................  2,000,000   2,000,000
                                                                -----------
                                                                  5,640,000
                                                                -----------
     North Carolina -- 15.6%
     Charlotte-Mecklenburg Hospital Authority
      Series C
      3.90% due 01/04/07+...........................  1,660,000   1,660,000
     Charlotte North Carolina Certificates of
      Participation Series F
      3.90% due 01/04/07+...........................  1,240,000   1,240,000
     County of Guilford North Carolina,
      Series B
      3.90% due 01/04/07+...........................  2,400,000   2,400,000
     Durham, North Carolina Public Improvement
      3.91% due 01/04/07+...........................    300,000     300,016
     Mecklenburg County, North Carolina Certificates
      Participation
      3.90% due 01/04/07+...........................  2,215,000   2,215,000
     North Carolina Medical Care Community Hospital
      Rev. Northeast Medical Center, Series B
      3.89% due 01/03/07+...........................    530,000     530,000
     North Carolina Medical Care Community Hospital
      Rev. Baptist Hospital, Series B
      3.90% due 01/03/07+...........................  3,400,000   3,400,000
     State of North Carolina, Series D
      3.90% due 01/03/07+...........................  2,200,000   2,200,000
     State of North Carolina Water and Sewer Systems
      (LOC -- Bank of America N.A.)
      3.95% due 01/03/07+...........................    985,000     985,000
     Winston Salem North Carolina Certificates of
      Participation
      3.89% due 01/04/07+...........................    300,000     300,000
     Winston Salem North Carolina Water and Sewer
      Systems Revenue, Series C
      3.95% due 01/03/07+...........................    595,000     595,000
                                                                -----------
                                                                 15,825,016
                                                                -----------
     North Dakota -- 2.8%
     North Dakota State Housing Finance Agency
      Revenue, Series A
      3.97% due 01/03/07+...........................  2,835,000   2,835,000
                                                                -----------
     Ohio -- 5.8%
     Cleveland, Ohio Airport System Revenue
      Series D
      (LOC -- WestLB AG)
      3.96% due 01/03/07+...........................  2,745,000   2,745,000
     Franklin County, Ohio Hospital Revenue
      Series B
      (LOC -- Citibank N.A.)
      3.89% due 01/04/07+...........................  3,165,000   3,165,000
                                                                -----------
                                                                  5,910,000
                                                                -----------
     Pennsylvania -- 4.0%
     Delaware Valley Pennsylvania Regional Finance
      Authority Series C
      (LOC -- National Australia Bank)
      3.91% due 01/03/07+...........................  1,700,000   1,700,000
     Delaware Valley Pennsylvania Regional Finance
      Authority Series C
      3.91% due 01/03/07+...........................    300,000     300,000

                                                  Principal
                                                   Amount/      Value
                 Security Description              Shares      (Note 2)
      Pennsylvania (continued)
      Pennsylvania State Turnpike Commission
       Series U
       3.91% due 01/04/07+                       $  900,000  $    900,000
      Pennsylvania Turnpike Commission Class A1
       3.95% due 01/03/07+                        1,000,000     1,000,000
      Philadelphia, Pennsylvania Authority for
       Industrial Development Revenue,
       (LOC -- GE Capital Corp.)
       3.93% due 01/03/07+                          200,000       200,000
                                                             ------------
                                                                4,100,000
                                                             ------------
      South Carolina -- 0.8%
      Piedmont Municipal Power Agency
       Subseries B3
       3.90% due 01/03/07+                          250,000       250,000
      Piedmont Municipal Power Agency,
       Subseries B
       3.90% due 01/03/07+                          600,000       600,000
                                                             ------------
                                                                  850,000
                                                             ------------
      Tennessee -- 0.8%
      Jackson Energy Authority
       3.90% due 01/04/07+                          850,000       850,000
                                                             ------------
      Texas -- 5.2%
      City of Brownsville Utility System Revenue
       Series A
       3.89% due 01/03/07+                          800,000       800,000
      State of Texas Tax & Revenue Anticipation
       Notes
       4.50% due 08/31/07                         4,500,000     4,527,220
                                                             ------------
                                                                5,327,220
                                                             ------------
      Washington -- 2.7%
      Port of Seattle, Washington Industrial
       Development, (LOC -- Citibank N.A.)
       3.97% due 01/03/07+                        1,500,000     1,500,000
      State of Washington Series VR 96A
       3.82% due 01/03/07+                        1,200,000     1,200,000
                                                             ------------
                                                                2,700,000
                                                             ------------
      Wisconsin -- 3.7%
      Wisconsin State Health and Educational
       Facilities Authority
       (LOC -- Citibank N.A.)
       3.90% due 01/04/07+                        3,800,000     3,800,000
                                                             ------------
      Wyoming -- 4.5%
      Wyoming Community Development Authority
       Series A2
       3.89% due 01/04/07+                        4,600,000     4,600,000
                                                             ------------
      Registered Investment Company -- 0.1%
      SSgA Tax Free Money Market Fund               139,611       139,611
                                                             ------------
      TOTAL SHORT-TERM INVESTMENTS
        (amortized cost $98,834,357)*                  97.1%   98,834,357
      Other assets less liabilities                     2.9     2,918,584
                                                 ----------  ------------
      NET ASSETS                                      100.0% $101,752,941
                                                 ==========  ============

--------
* At December 31, 2006. the cost of securities for federal income tax purposes was the same for book purposes.
+ Variable rate security - the rate reflected is as of December 31, 2006; maturity date reflects next reset date.
LOC --Letter of Credit

See Notes to Financial Statements

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006

Note 1. Organization

   SunAmerica Money Market Funds, Inc. (the "Corporation") is an open-end diversified management investment company organized as a Maryland Corporation. The Corporation consists of two investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series with a distinct investment objective. Each Fund is advised by AIG SunAmerica Asset Management Corp. ("SAAMCo" or "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The investment objective for each of the Funds is as follows:

   The SunAmerica Money Market Fund ("Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high-quality money market instruments selected principally on the basis of quality and yield.

   The SunAmerica Municipal Money Market Fund ("Municipal Money Market Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation through investments selected primarily in high-quality money market instruments primarily on the basis of quality and yield, and under normal market conditions invests at least 80% of its assets in municipal securities that are exempt from regular federal income tax.

   The Money Market Fund currently offers four classes of shares: Class A, Class B, Class C and Class I. The Municipal Money Market Fund currently offers three classes of shares: Class A, Class B, and Class C. The classes within the Funds are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares-- Class A shares are available with no front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is imposed on shares sold within one year of original purchase and a 0.50% CDSC is imposed on shares sold after the first year and within the second year after purchase.

   Class B shares-- Class B shares are offered at their net asset value per share, without any front-end sales charge. However, there is a declining contingent deferred sales charge ("CDSC") on shares sold within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after the purchase of such shares and at such time are no longer subject to a distribution fee.

   Class C shares-- Class C shares are offered at their net asset value per share, without any front-end sales charge. However, there is a contingent deferred sales charge of 1.00% on shares sold within 12 months of purchase.

   Class I shares-- Class I shares are offered at net asset value per share without any sales charge, exclusively to certain institutions.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A, Class B, and Class C shares of each Fund has its own 12b-1 plan.

   Indemnifications: Under the Funds' organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that may contain the obligation to indemnify others. The Funds' maximum exposure under these arrangements is unknown. Currently, however, the Funds expect the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements:

   Pursuant to each 12b-1 plan, the Fund pays the Fund's distributor (the "Distributor") an account maintenance fee with respect to Class A, B & C shares and pursuant to the 12b-1 plan for the Class B and Class C shares, the Fund also pays the Distributor a distribution fee with respect to the Class B and C shares. The Class A shares do not pay a distribution fee.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006 -- (continued)


   Security Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization/accretion to maturity of any discount or premium.

   Repurchase Agreements: The Funds, along with other affiliated registered investments companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances onto a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of December 31, 2006, the following Fund held an undivided interest in a joint repurchase agreement with UBS Securities LLC:

                                                      Percentage  Principal
   Fund                                                Interest    Amount
   ----                                               ---------- -----------
   Money Market Fund.................................   27.79%   $69,465,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated December 31, 2006, bearing interest at a rate of 4.80% per annum, with a principal amount of $250,000,000 a repurchase price of $250,133,333, and a maturity date of January 2, 2007. The repurchase agreement is collateralized by the following:

                                Interest Maturity
 Type of Collateral               Rate     Date   Principal Amount Market Value
 ------------------             -------- -------- ---------------- ------------
 U.S. Treasury Inflation Index
   Notes.......................   2.38%  04/15/11   $250,000,000   $255,000,499

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily; dividend income is recorded on the ex-dividend date.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds, are allocated among the Funds based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations.

   Dividends from net investment income, if any, are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006 -- (continued)

   year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

   The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Fund is considered a separate entity for tax purposes.

   On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements, if any, has not yet been determined.

   In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement

   The Funds have an Investment Advisory and Management Agreement (the "Agreement") with AIG SunAmerica. Under the Agreement, AIG SunAmerica provides continuous supervision of the Funds and administers its corporate affairs, subject to general review by the Board of Directors (The "Board"). In connection therewith, AIG SunAmerica furnishes the Funds with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of AIG SunAmerica and its affiliates.

   The Funds pay AIG SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                 Management
                                               Assets               Fees
                                    ---------------------------- ----------
     Money Market Fund.............            $0 - $600 million    0.50%
                                               next $900 million    0.45%
                                    (greater than) $ 1.5 billion    0.40%
     Municipal Money Market Fund...            (greater than) $0    0.35%

   The Municipal Money Market Fund is subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with AIG SunAmerica. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of AIG SunAmerica. AIGGIC receives the following fees from AIG SunAmerica, based upon the Fund's average daily net assets:

                                                               Sub-advisory
                                             Assets                Fees
                                   --------------------------- ------------
    Municipal Money Market Fund...           $0 - $200 million     0.25%
                                             next $300 million     0.20%
                                   (greater than) $500 million     0.15%

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006 -- (continued)


   AIG SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's annual fund operating expenses at the following percentages of each Fund's average net assets.

         Fund                                               Percentage
         ----                                               ----------
         Money Market Class I..............................    0.80%
         Municipal Money Market Class A....................    0.95
         Municipal Money Market Class B....................    1.70
         Municipal Money Market Class C....................    1.70

   AIG SunAmerica has voluntarily agreed to waive fees or reimburse expenses for the year ended December 31, 2006 at the following percentages of each Fund's average net assets: Municipal Money Market Class A 0.00%; Municipal Money Market Class B 0.01%; Municipal Money Market Class C 0.04%.

   For the year ended December 31, 2006, AIG SunAmerica agreed to waive fees or reimburse expenses as follows:

           Fund
           ----
           Money Market Class I.............................. $ 7,773
           Municipal Money Market Class A....................   3,580
           Municipal Money Market Class B....................  12,224
           Municipal Money Market Class C....................  10,970

   The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. The voluntary waivers and/or reimbursements may be terminated at any time. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis.

   The Corporation on behalf of each, Fund, has entered into a Distribution Agreement with AIG SunAmerica Capital Services, Inc. ("AIG SACS" or the "Distributor"), an affiliate of the Adviser. The Funds have adopted a Distribution Plan (the "Plan") on behalf of each class of shares (other then Class I Shares (each a "Plan" or collectively the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act hereinafter referred to as the "Class A Plan," the "Class B Plan," and the "Class C Plan." In adopting the Plans, the directors determined that there was a reasonable likelihood that each such Plan would benefit the Funds and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Both the Class B Plan and the Class C Plan, provide that the fund shall pay the Distributor distribution fee at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include distribution fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution, and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B and Class C Plans may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Plans also provide that each class of shares of the Funds other than Class I, shall pay the Distributor an account maintenance and service fee at the annual rate of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. In this regard, some payments are used to compensate broker-dealers with account maintenance fees in an amount up to 0.15% per year of the assets maintained in the Funds by their customers. Accordingly, for the year ended December 31, 2006, AIG SACS received fees (see Statement of Operations) based upon the aforementioned rates.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006 -- (continued)


   SACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. AIG SACS has advised the Funds for the year ended December 31, 2006, the proceeds received from redemptions are as follows:

                                             Contingent Deferred Sales Charges
                                             ---------------------------------
         Fund                                Class A     Class B     Class C
         ----                                -------     --------    -------
         Money Market....................... $9,748     $123,834     $8,187
         Municipal Money Market.............     --          (81)     4,127

   The Funds have entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("AIG SAFS"), an affiliate of the Adviser. Under the Service Agreement, AIG SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Funds to compensate AIG SAFS for services rendered based upon the annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the year ended December 31, 2006, the Funds incurred the following expenses which are included in transfer agent fees and expenses payable line in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate AIG SAFS pursuant to the terms of the Service Agreement:

                                                          Payable at
                                             Expenses  December 31, 2006
        -                                   ---------- -----------------
        Money Market Fund Class A.......... $3,530,736     $318,439
        Money Market Fund Class B..........     63,579        7,570
        Money Market Fund Class C..........     40,898        2,874
        Money Market Fund Class I..........     34,903        3,360
        Municipal Money Market Fund Class A    214,738       19,692
        Municipal Money Market Fund Class B      1,250          153
        Municipal Money Market Fund Class C      1,128           73

Note 4. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from dividends payable and cumulative pension expenses.

                                             Distributable Earnings                  Tax Distributions
                                    ----------------------------------------- --------------------------------
                                                       For the year ended December 31, 2006
                                    --------------------------------------------------------------------------
                                              Long-term Gains/   Unrealized               Long-Term
                                    Ordinary    Capital Loss    Appreciation   Ordinary    Capital
Fund                                 Income      Carryover     (Depreciation)   Income      Gains   Tax Exempt
----                                --------  ---------------- -------------- ----------- --------- ----------
Money Market....................... $432,994      $   (318)         $--       $68,756,190    $--    $       --
Municipal Money Market.............   34,495*      (24,324)          --                --     --     2,633,211

--------
*  Tax exempt distributable earnings

                                              Tax Distributions
                                   ----------------------------------------
                                     For the year ended December 31, 2005
                                   ----------------------------------------
                                                     Long-Term
    Fund                           Ordinary Income Capital Gains Tax-Exempt
    ----                           --------------- ------------- ----------
    Money Market..................   $39,516,992        $--      $       --
    Municipal Money Market........            --         --       1,428,608

   For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

                                              Capital Loss Carryforward
                                              -------------------------
               Fund                            2012     2013     2014
               ----                            ------   -------  ----
               Money Market.................. $   --   $    --   $318
               Municipal Money Market........  8,072    16,252     --

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006 -- (continued)


   Under the current law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred and treated as arising on the first day of the following year. For fiscal year ended December 31, 2006, the Money Market Fund elected to defer post October capital losses in the amount of $398.

Note 5. Capital Share Transactions

   Transactions in each class of shares of the Funds, all at $1.00 per share, for the year ended December 31, 2006 and for the prior year were as follows:

                                                                        Money Market Fund
                     -------------------------------------------------------------------------------------------------
                                  Class A                          Class B                       Class C
                     --------------------------------   ---------------------------    --------------------------
                         For the          For the          For the        For the        For the           For the
                           year             year             year           year           year              year
                          ended            ended            ended          ended          ended             ended
                       December 31,     December 31,     December 31,   December 31,   December 31,      December 31,
                           2006             2005             2006           2005           2006              2005
                     ---------------  ---------------   ------------   ------------    ------------      ------------
Shares sold......... $ 1,067,246,832+ $ 1,113,494,682++ $ 21,345,812   $ 21,586,531    $ 35,756,424      $ 39,075,804
Reinvested dividends      65,808,620       38,099,932        876,052        502,145         556,078           270,694
Shares redeemed.....  (1,008,912,573)  (1,194,296,786)   (30,154,351)+  (32,786,885)++  (37,411,117)      (42,833,919)
                     ---------------  ---------------   ------------   ------------    ------------      ------------
Net increase
 (decrease)......... $   124,142,878  $   (42,702,172)  $ (7,932,487)  $(10,698,209)   $ (1,098,616)     $ (3,487,421)
                     ===============  ===============   ============   ============    ============      ============

                     ---------------------
                              Class I
                     ------------------------
                       For the      For the
                         year         year
                        ended        ended
                     December 31, December 31,
                         2006         2005
                     ------------ ------------
Shares sold......... $10,490,556  $ 7,693,470
Reinvested dividends     672,568      316,345
Shares redeemed.....  (6,814,727)  (6,196,260)
                     -----------  -----------
Net increase
 (decrease)......... $ 4,348,397  $ 1,813,555
                     ===========  ===========

--------
+ Includes automatic conversion of Class B shares in the amount of $2,136,800 to Class A shares
++ Includes automatic conversion of Class B shares in the amount of $2,267,064 to Class A shares

                                                       Municipal Money Market Fund
                        ----------------------------------------------------------------------------------------
                                   Class A                        Class B                       Class C
                        ----------------------------   ---------------------------    --------------------------
                           For the        For the         For the        For the        For the       For the
                             year           year            year           year           year          year
                            ended          ended           ended          ended          ended         ended
                         December 31,   December 31,    December 31,   December 31,   December 31,  December 31,
                             2006           2005            2006           2005           2006          2005
                        -------------  -------------   ------------   ------------    ------------  ------------
Shares sold............ $ 253,437,415# $ 177,698,016## $    421,681   $    539,224    $    535,044  $  3,443,007
Reinvested dividends...     2,607,633      1,410,098         10,009          3,761           3,913         2,287
Shares redeemed........  (239,778,560)  (191,665,171)      (416,224)#     (519,766)##   (1,968,276)   (2,105,157)
                        -------------  -------------   ------------   ------------    ------------  ------------
Net increase (decrease) $  16,266,488  $ (12,557,057)  $     15,466   $     23,219    $ (1,429,319) $  1,340,137
                        =============  =============   ============   ============    ============  ============

--------
# Includes automatic conversion of Class B shares in the amount of $25,660 to Class A shares
## Includes automatic conversion of Class B shares in the amount of $298,186 to Class A shares

Note 6. Directors' Retirement Plan

   The Directors of the SunAmerica Money Market Funds, Inc. have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that an unaffiliated Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting AIG SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or
   (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds.

        SunAmerica Money Market Funds
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2006 -- (continued)


   An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expenses line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Director's fees and expenses line on the Statement of Operations.

                                Retirement Plan Retirement Plan Retirement Plan
                                   Liability        Expense        Payments
               -                --------------- --------------- ---------------
 Fund                                       As of December 31, 2006
 ----                           -----------------------------------------------
 Money Market..................    $245,700         $22,101         $14,010
 Municipal Money Market........       7,292           1,194             247

Note 7. Interfund Lending Agreement

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by AIG SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for the temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2006, none of the Funds participated in the program.

Note 8. Other Information

   On February 9, 2006, "AIG", the parent company and an affiliated person of AIG SunAmerica, AIG SACS and AICGIC, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated
   Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
   Section 9(a) of the "1940 Act". Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Funds. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

   Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to receipt of permanent relief, the Adviser, Distributor and AIGGIC believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

        SunAmerica Money Market Funds
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Money Market Funds,
Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting SunAmerica Money Market Funds, Inc. (the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 20, 2007

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2006 -- (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreement

The Board, including the Directors that are not interested persons of the Corporation, AIG SunAmerica or AIG Global Investment Corp., ("AIGGIC" or the "Subadviser"), within the meaning of the 1940 Act, (the "Disinterested Directors"), approved the continuation of the Investment Advisory and Management Agreement between the Corporation on behalf of the Funds, and AIG SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2007, at a meeting held on August 29, 2006. At this same meeting, the Board also approved the continuation of the Subadvisory Agreement between AIG SunAmerica and AIGGIC with respect to the Municipal Money Market Fund for a one-year period ending August 31, 2007.

In accordance with Section 15(c) of the 1940 Act, the Board requested and the Adviser provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement. In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board, including the Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadviser

The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by AIG SunAmerica and AIGGIC. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that AIG SunAmerica provides office space, accounting, legal, compliance, clerical and administrative services (exclusive of, and in addition to, overseeing any such service provided by any others retained by the Funds, including the Subadviser), and has authorized any of its officers and employees, if elected, to serve as officers or directors of the Funds without compensation. Finally, the Board noted that AIG SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser.

In connection with the services provided by AIG SunAmerica, the Board analyzed the structure and duties of AIG SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board further noted that AIG SunAmerica provides and compensates a Chief Compliance Officer for the Funds and reviewed information concerning AIG SunAmerica's compliance staff. The Board also reviewed the personnel responsible for providing advisory services to the Funds, and the level and process of monitoring the portfolio managers, and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel;
(ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) the Adviser was responsive to requests of the Board; and (iv) the Adviser had kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered AIG SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual fund and shareholder services. The Board considered AIG SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients, including approximately 154 registered mutual funds and the fact that as of June 30, 2006 AIG SunAmerica managed, advised an/or administered approximately $48.6 billion of assets.

With respect to the Municipal Money Market Fund, for which AIG SunAmerica has delegated daily investment management responsibilities to AIGGIC, the Board also considered the nature, quality and extent of services provided by AIGGIC. The Board observed that AIGGIC is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund. The Board reviewed AIGGIC's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel responsible for providing subadvisory services to the Municipal Money Market Fund and concluded, based on their experience with AIGGIC, that (i) AIGGIC was able to

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2006 -- (unaudited) (continued)

retain high quality portfolio managers and other investment personnel; (ii) AIGGIC exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) AIGGIC was responsive to requests of the Board and of AIG SunAmerica. With respect to the administrative services provided by AIGGIC, the Board considered that AIGGIC provides general marketing assistance and has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Municipal Money Market Fund as set forth in the Fund's prospectus. The Board concluded that the nature and extent of services provided by AIGGIC under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

The Board also considered AIG SunAmerica's and AIGGIC's compliance and regulatory history, and noted that neither AIG SunAmerica nor AIGGIC had been the target of any regulatory actions or investigations that could potentially affect its ability to provide investment management and advisory services to the Funds.

Investment Performance of the Funds and the Adviser and Subadviser

The Board also reviewed and considered the performance of the Funds. In preparation for the August 29, 2006 meeting, the Board was provided with reports independently prepared by Lipper, Inc. ("Lipper"). In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer group ("Peer Group") and peer universe ("Peer Universe"), as determined by Lipper, and to an appropriate index or combination of indices. The Board also noted that it regularly reviews the performance of the Funds periodically throughout the year.

Based on the Lipper reports, the Board reviewed each Fund's annualized total return, as applicable, for the prior one-, two-, three-, four-, five- and ten-year periods ended June 30, 2006. The Board also received a report prepared by AIG SunAmerica that detailed the Funds performance for the one-, three-, six-, and nine-month periods ended July 31, 2006. Specifically, the Board noted that the Money Market Fund ranked in the third quintile of its Peer Universe for the one-, two- and three-year period ending June 30, 2006 and in fourth quintile for the one-year period ending July 31, 2006.

In considering the performance of AIGGIC, the Board noted that while the Municipal Money Market Fund's performance ranked in the fourth quintile of its Peer Universe for the one-, two-, three- and five-year periods ended June 30, 2006, the Fund's performance had improved over recent periods and it currently ranked in the third quintile for the one- and three-month periods ending July 31, 2006.

In considering AIG SunAmerica's performance as investment adviser, the Board was provided with a presentation that compared the present and historical staffing levels and annual budget of the Investments Department. Based on this presentation, the Board noted that AIG SunAmerica had made significant enhancements to the Investments Department in an effort to improve Fund performance. In considering the performance of AIG SunAmerica and AIGGIC, the Board did not rely upon comparisons of AIG SunAmerica's performance with respect to its other advisory clients.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services and Profits Realized by the Investment Adviser, Subadviser and their Affiliates from the Relationship with the Funds

The Board, including the Disinterested Directors, received and reviewed information regarding the fees paid by the Funds to AIG SunAmerica for investment advisory and management services and the fees paid by AIG SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided and any potential additional benefits received by AIG SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the fees, the Board received reports prepared independently by Lipper. The reports showed comparative fee information of the Funds' Peer Groups and Peer Universes, including rankings within the categories, as well as reports prepared by AIG SunAmerica. In considering the reasonableness of the management fee, the Board reviewed a number of expense comparisons, including: (i) contractual advisory and subadvisory fees; and (ii) actual total operating expenses. The Board also received information on fees charged by the Subadviser for management

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2006 -- (unaudited) (continued)

of funds similar to the Municipal Money Market Fund. This information assisted the Board in considering what other clients pay AIGGIC for similar services. The Board did not rely upon comparisons of the fees earned by AIG SunAmerica with respect to other investment advisory contracts. In considering the Funds' total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by AIG SunAmerica with respect to the Municipal Money Market Fund and Class I shares of the Money Market Fund. The Board compared the Funds' net expense ratios to those of other funds within the Funds' respective Peer Groups as a guide to help assess the reasonableness of the Funds' management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups since the exact nature of services provided under the Peer Groups' fund agreements is often not apparent. The Board noted that the Peer Group fee information as a whole was useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds. The Board also took into account that the management fee arrangement for the Money Market Fund included breakpoints that will adjust the fee downward as the size of Fund increases, thereby allowing the shareholders to participate in economies of scale.

In considering the subadvisory fees, the Board, including the Disinterested Directors, considered that the Municipal Money Market Fund pays a fee to AIG SunAmerica pursuant to the Advisory Agreement, and that, in turn, AIG SunAmerica and not the Fund, pays a fee to AIGGIC. Therefore, the Board considered the amount of the advisory fee retained by AIG SunAmerica and the fee paid to AIGGIC in connection with the services provided. The Board also considered that the Subadvisory Agreement contained breakpoints in the fee schedule that would adjust the subadvisory fee downward if the Fund increased its assets to certain levels. The Board noted that such breakpoints would not directly benefit the shareholders, but would result in AIG SunAmerica retaining a larger portion of the advisory fee.

The Board also considered AIG SunAmerica's profitability and the benefits AIG SunAmerica and its affiliates received from its relationship with the Funds.
The Board reviewed financial statements relating to AIG SunAmerica's profitability and financial condition with respect to the services it provided the Funds and considered how profit margins could affect AIG SunAmerica's ability to attract and retain high quality investment professionals. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred on a fund by fund basis by AIG SunAmerica and its affiliates in providing services to the Funds. Based on this information, the Board considered the revenues received by AIG SunAmerica under the Advisory Agreement, and where applicable, the Administrative Agreement. The Board also considered revenues received by AIG SunAmerica's affiliates under the Rule
12b-1 Plans, Service Agreement, and Administrative and Shareholder Service Agreement. Additionally, the Board reviewed AIGGIC's financial statements and considered whether AIGGIC had the financial resources necessary to attract and retain high quality investment management personnel, continue to perform its obligations under the Subadvisory Agreement and to continue to provide the high quality of services that it had provided to Municipal Money Market Fund to date.

With respect to indirect costs and benefits, the Board considered that (1) any indirect costs incurred by AIG SunAmerica in connection with rendering investment advisory services to the Funds are inconsequential based on management's judgment on the analysis of the adequacy of the advisory fees, and
(2) any collateral benefits derived as a result of providing advisory services to the Funds are de minimis according to management and do not impact upon the reasonableness of the advisory fee. The Board did, however, consider the reputational value to AIG SunAmerica from serving as investment adviser.

The Board concluded that AIG SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that it had provided to the Funds to date and that the profitability of the Adviser and its affiliates as a result of their relationships with the Funds was reasonable. The Board also concluded that the level of the management fee was reasonable in light of the factors discussed above.

Economies of Scale

The Board, including the Disinterested Directors, considered whether the Funds have benefited from economies of scale and whether there is potential for future realization of economies with respect to the Funds. Based on the current management fee levels, the Board concluded that any potential economies of scale will be shared between shareholders

        SunAmerica Money Market Funds
        APPROVAL OF ADVISORY AGREEMENTS -- December 31, 2006 -- (unaudited)

and AIG SunAmerica in an appropriate manner. The Board considered that the funds in the AIG SunAmerica complex share common resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of AIG SunAmerica as it adds labor and capital to expand the scale of operations.

The Board concluded that the management fee structure was reasonable and that no changes were currently necessary to further reflect economies of scale. The Board noted that it will continue to review fees, including breakpoints and expense caps in connection with contract renewals.

Conclusion

After a full and complete discussion, the Board approved the continuation of the Advisory Agreement for the Funds, and the Subadvisory Agreement with respect to the Municipal Money Market Fund, for a one-year period ending August 31, 2007. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SunAmerica Money Market Funds, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- (unaudited) -- December 31, 2006

The following table contains basic information regarding the Directors and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.


                                                                             Number of
                      Position     Term of                                    Funds in
                     Held With    Office and                                Fund Complex
   Name, Address     SunAmerica   Length of       Principal Occupations     Overseen by       Other Directorships
and Date of Birth*    Complex   Time Served(4)     During Past 5 years      Director(1)       Held by Director(2)
-------------------- ---------- -------------- ---------------------------- ------------ -----------------------------
Disinterested
Directors

Jeffrey S. Burum     Director   2004-          Founder, Chairman and             42      None
DOB: February 27,               present        CEO of Southern California
1963                                           Development Corporation/
                                               National Housing
                                               Development Corporation
                                               (1992 to present); Founder,
                                               Owner and Partner of
                                               Colonies Crossroads, Inc.
                                               (1999 to present); Owner
                                               and Managing Member of
                                               Diversified Pacific
                                               Development Group, LLC
                                               (1998 to present).

Judith L. Craven     Director   2001-          Retired                           90      Director, Belo Corporation
DOB: October 6, 1945            present                                                  (1992 to present); Director,
                                                                                         Sysco Corporation (1996 to
                                                                                         present); Director, Luby's
                                                                                         Inc. (1998 to present);
                                                                                         Director, University of Texas
                                                                                         Board of Regents (2001 to
                                                                                         present).

William F. Devin     Director   2001-          Retired                           90      Director, Boston Options
DOB: December 30,               present                                                  Exchange (1985-Present);
1938

Samuel M. Eisenstat  Chairman   1985-          Attorney, solo practitioner;      52      Director, North European Oil
DOB: March 7, 1940   of the     present                                                  Royalty Trust.
                     Board

Stephen J. Gutman    Director   1984-          Senior Associate, Corcoran        52      None
DOB: May 10, 1943               present        Group (Real Estate) (2003
                                               to present); President and
                                               Member of Managing
                                               Directors, Beau Brummell --
                                               Soho LLC (Licensing of
                                               menswear specialty retailing
                                               and other activities) (June
                                               1988-present)

William J. Shea      Director   2004-          President and CEO,                52      Director, Boston Private
DOB: February 9,                present        Conseco, Inc. (Financial                  Financial Holdings (October
1948                                           Services) (2001-2004);                    2004 to present)
                                               Chairman of the Board of
                                               Centennial Technologies,
                                               Inc. (1998 to 2001).

Interested Director

Peter A. Harbeck(3)  Director   1994-          President, CEO and                99      None
DOB: January 23,                present        Director, AIG SunAmerica,
1954                                           (August 1995 to present);
                                               Director, AIG SunAmerica
                                               Capital Services, Inc. ("AIG
                                               SACS") (August 1993 to
                                               present); President and
                                               CEO, AIG adviser Group,
                                               Inc. (June 2004 to present)

        SunAmerica Money Market Funds
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2006 -- (unaudited) (continued)

                                                                              Number of
                      Position     Term of                                     Funds in
                     Held With    Office and                                 Fund Complex
   Name, Address     SunAmerica   Length of        Principal Occupations     Overseen by  Other Directorships
and Date of Birth*    Complex   Time Served(4)      During Past 5 years      Director(1)  Held by Director(2)
-------------------  ---------- -------------- ----------------------------- ------------ -------------------
Officers

Vincent M. Marra     President    2004-        Senior Vice President, AIG        N/A             N/A
DOB: May 28, 1950                 present      SunAmerica (February 2003
                                               to present); Chief
                                               Administrative Officer, Chief
                                               Operating Officer and Chief
                                               Financial Officer, Carret &
                                               Co., LLC (June 2002 to
                                               February 2003); President
                                               and Chief Operating Officer,
                                               Bowne Digital Solutions
                                               (1999 to May 2002).

Donna M. Handel      Treasurer    2002-        Senior Vice President, AIG        N/A             N/A
DOB: June 25, 1966                present      SunAmerica (December
                                               2004 to present); Vice
                                               President, AIG SunAmerica
                                               (1997 to December 2004),
                                               Assistant Treasurer (1993 to
                                               2002).

Gregory N. Bressler  Secretary    September    Senior Vice President and         N/A             N/A
DOB: November 17,    and Chief    2005 to      General Counsel, AIG Sun
1966                 Legal        Present      America (June 2005 to
                     Officer                   present); Vice President and
                                               Director of U.S. Asset
                                               Management Compliance,
                                               Goldman Sachs Asset
                                               Management (June 2004 to
                                               June 2005); Deputy General
                                               Counsel, Credit Suisse
                                               Asset Management (June
                                               2002 to June 2004);
                                               Counsel, Credit Suisse
                                               Asset Management (January
                                               2000 to June 2002).

Timothy Pettee       Vice         August       Chief Investment Officer,         N/A             N/A
DOB: April 7, 1958   President    2004 to      AIG SunAmerica (January
                                  Present      2003-Present); Executive
                                               Vice President and Global
                                               Director of Research
                                               Schroder Investment
                                               Management (2000-2002);
                                               Director of Research U.S.
                                               Trust Co. (1998-2000).

James Nichols        Vice         2006 to      Director, President and           N/A             N/A
DOB: April 7, 1966   President    Present      CEO, AIG SACS (July 2006
                                               to Present); Senior Vice
                                               President, AIG SACS
                                               (March 2002 to July 2006);
                                               Vice President, AIG
                                               SunAmerica (1995 to March
                                               2002).

        SunAmerica Money Market Funds
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2006 -- (unaudited)

                                                                                   Number of
                     Position Held    Term of                                       Funds in
                         With        Office and                                   Fund Complex
   Name, Address      SunAmerica     Length of         Principal Occupations      Overseen by  Other Directorships
and Date of Birth*      Complex    Time Served(4)       During Past 5 years       Director(1)  Held by Director(2)
-------------------- ------------- -------------- ------------------------------- ------------ -------------------
Cynthia Gibbons       Vice            2002-       Vice President, AIG                 N/A              N/A
DOB: December 6,      President       present     SunAmerica (August 2002-
1967                  and Chief                   Present); Securities
                      Compliance                  Compliance Manager,
                      Officer                     American General
                      ("CCO")                     Investment Management
                                                  (June 2000-August 2002).


Gregory R. Kingston   Vice            2002-       Vice President, SAAMCo              N/A              N/A
DOB: January 18,      President       present     (2001-Present); Formerly,
1966                  and                         Vice President, American
                      Assistant                   General Investment
                      Treasurer                   Management, L.P. (1999-
                                                  2001)

Nori L. Gabert        Vice            2002-       Vice President and Deputy           N/A              N/A
DOB: August 15, 1953  President       present     General Counsel, AIG
                      and                         SunAmerica (2001-
                      Assistant                   Present); Vice President and
                      Secretary                   Secretary, VALIC Company
                                                  I and VALIC Company II
                                                  (2000-Present); formerly,
                                                  Associate General Counsel,
                                                  American General
                                                  Corporation (1997 to 2001).

Matthew J. Hackethal  Anti-Money      2006-       Senior Compliance                   N/A              N/A
DOB: December 31,     Laundering      present     Manager, AIG SunAmerica
1971                  Compliance                  (November 2006 to
                      Officer                     Present); Vice President,
                                                  Credits Suisse Asset
                                                  Management (May, 2001 to
                                                  October 2006); CCO, Credit
                                                  Suisse Alternative Funds
                                                  (November 2005 to October
                                                  2006); CCO, Credit Suisse
                                                  Asset Management
                                                  Securities, Inc. (April 2004 to
                                                  August 2005)

--------
* The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the adviser. The "Fund Complex" includes the Corporation (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc.
    (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (32 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios) and AIG Series Trust (6 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Director, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of, the Corporation.
(4) Directors serve until their successors are duly elected and qualified, subject to the Director's retirement plan as discussed in Note 6 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors and Officers is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Money Market Funds
        SHAREHOLDER TAX INFORMATION -- (unaudited)

Certain tax information regarding the SunAmerica Money Market Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2006. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2007.

During the year ended December 31, 2006, 100% of the distributions paid by the SunAmerica Municipal Money Market
Fund are exempt from federal income taxes.

        SunAmerica Money Market Funds

If you would like additional information:

   [_] Call FastFacts -- our 24-hour, automated account and fund information hotline at 800-654-4760.

   [_] Visit www.sunamericafunds.com for more up-to-date information.

                                 AIG SunAmerica Mutual Funds
                                 thank you for your continued support.

[LOGO] AIG SunAmerica
Mutual Funds

            Harborside Financial Center
            3200 Plaza 5
            Jersey City, NJ 07311-4992

Directors/Trustees         Investment Adviser         PROXY VOTING RECORD ON
 Samuel M. Eisenstat        AIG SunAmerica Asset      SUNAMERICA MONEY MARKET
 Peter A. Harbeck             Management Corp.        FUNDS
 Dr. Judith L. Craven       Harborside Financial      Information regarding how
 William F. Devin             Center                  the SunAmerica Money
 Stephen J. Gutman          3200 Plaza 5              Market Funds voted
 Jeffrey S. Burum           Jersey City, NJ           proxies relating to
 William J. Shea              07311-4992              securities held in
Officers                   Distributor                SunAmerica Money Market
 Vincent M. Marra,          AIG SunAmerica Capital    Funds during the most
   President                  Services, Inc.          recent twelve month
 Donna M. Handel,           Harborside Financial      period ended June 30 is
   Treasurer                  Center                  available, once filed
 Timothy P. Pettee, Vice    3200 Plaza 5              with the U.S. Securities
   President                Jersey City, NJ           and Ex-change Commission,
 Jim Nichols, Vice            07311-4992              without charge, upon
   President                                          request, by calling (800)
 Cynthia Gibbons, Vice     Shareholder Servicing      858-8850 or on the U.S.
   President and Chief     Agent                      Secu-rities and Exchange
   Compliance Officer       AIG SunAmerica Fund       Commission's website at
 Gregory N. Bressler,         Services, Inc.          http://www.sec.gov.
   Chief Legal Officer      Harborside Financial
   and Secretary              Center                  DISCLOSURE OF QUARTERLY
 Gregory R. Kingston,       3200 Plaza 5              PORTFOLIO HOLDINGS
   Vice President and       Jersey City, NJ           The Fund is required to
   Assistant Treasurer        07311-4992              file its com-plete
 Corey A. Issing,                                     schedule of portfolio
   Assistant Secretary     Transfer Agent             holdings with the U.S.
 Kathleen Fuentes,          State Street Bank and     Securities and Exchange
   Assistant Secretary        Trust Company           Commission for its first
 Nori Gabert, Vice          P.O. Box 419572           and third fiscal quarters
   President and            Kansas City, MO           on Form N-Q. The Fund's
   Assistant Secretary        64141-6572              Forms N-Q are available
 Matthew J. Hackethal,                                on the U.S. Securities
   Anti-Money Laundering   Custodian                  and Exchange Commission's
   Compliance Officer.      State Street Bank and     website at www.sec.gov.
                              Trust Company           You can also obtain
                            P.O. Box 5607             copies of Form N-Q at the
                            Boston, MA 02110          U.S. Securities and
                                                      Exchange Commission's
                           VOTING PROXIES ON FUND     Public Reference Room in
                           PORTFOLIO SECURITIES       Wash-ington, DC
                           A description of the       (information on the
                           policies and proce-dures   oper-ation of the Public
                           that the Fund uses to      Reference Room may be
                           determine how to vote      obtained by
                           proxies relating to        calling 1-800-SEC-0330).
                           secu-rities held in a
                           Fund's portfolios which    This report is submitted
                           is available in the        solely for the general
                           Fund's Statement of        information of
                           Additional Information,    shareholders of the Fund.
                           may be ob-tained without   Distribution of this
                           charge upon request, by    report to persons other
                           calling (800) 858-8850.    than shareholders of the
                           This in-formation is also  Fund is authorized only
                           available from the EDGAR   in connection with a
                           database on the U.S.       currently effective
                           Secu-rities and Exchange   prospectus, setting forth
                           Commission's website at    details of the Fund,
                           http://www.sec.gov.        which must precede or
                                                      accompany this report.

[LOGO]

AIG

SunAmerica
Mutual Funds


Distributed by:
AIG SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before you invest. Funds distributed by AIG SunAmerica Capital Services, Inc.

www.sunamericafunds.com

MMANN-12/06

Item 2.  Code of Ethics

         The SunAmerica Money Market Funds, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to
         Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                               2005        2006
         (a) Audit Fees ....................$  46,127   $  48,662
         (b) Audit-Related Fees ............$  14,735   $       0
         (c) Tax Fees ......................$  16,050   $  16,086
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees principally include a SAS No. 100 review of the registrant's Semiannual Shareholder Report. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the Registrant's principal accountant were as follows:

                                               2005         2006
         (b) Audit-Related Fees ............$       0    $       0
         (c) Tax Fees ......................$       0    $       0
         (d) All Other Fees ................$       0    $       0

    (e)

         (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not Applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the registrant for 2006 and 2005 were 979,786 and $298,099, respectively.

    (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.3a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By: /s/ Vincent M. Marra
    -------------------
    Vincent M. Marra
    President

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Vincent M. Marra
    -------------------
    Vincent M. Marra
    President

Date: March 9, 2007

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: March 9, 2007